UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operations and Financial Condition.

On October 19, 2017, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first nine months and third quarter of 2017. A copy of the earnings press release is attached as Exhibit 99.1. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934.

First Financial Bancorp. also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2 and is considered to be “furnished” under the Securities Exchange Act of 1934.
Important Additional Information about the Merger
The Company has filed a registration statement on Form S-4 with the SEC (filed on September 22, 2017 and amended on October 17, 2017), which includes a joint proxy statement of the Company and MainSource Financial and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC.  A definitive joint proxy statement/prospectus will also be sent to the Company and MainSource Financial shareholders seeking required shareholder approvals.

Before making any voting or investment decision, investors and security holders of the Company and MainSource Financial are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.

The documents filed by the Company and MainSource Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed by the Company may be obtained free of charge at the Company’s website at http://www.bankatfirst.com and the documents filed by MainSource Financial may be obtained free of charge at MainSource Financial’ s website at https://www.mainsourcebank.com under the tab “Investor Relations.”  Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202 or by calling (877) 322-9530 or from MainSource Financial upon written request to MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, Attn: James M. Anderson, Chief Financial Officer, or by calling (812) 663-6734.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise.  No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  The communication is not a substitute for the joint proxy statement/prospectus that the Company and MainSource Financial will file with the SEC.

Cautionary Statements Regarding Forward-Looking Information
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource Financial, which are subject to numerous assumptions, risks and uncertainties.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Please refer to each of the Company’s and MainSource Financial’ s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control.  It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  In addition to factors previously disclosed in reports filed by the Company and MainSource Financial with the SEC, risks and uncertainties for the Company, MainSource Financial and the combined company include, but are not limited to:  the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource Financial’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of the Company’s or MainSource Financial’s shareholders to adopt the Merger Agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company’s, MainSource Financial’s or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.  All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, neither the Company nor MainSource Financial assumes any obligation to update any forward-looking statement.

Proxy Solicitation
The Company, MainSource Financial, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s and MainSource Financial’s shareholders in favor of the approval of the Merger.  Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 13, 2017, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on February 24, 2017.  Information about the directors and executive officers of MainSource Financial and their ownership of MainSource Financial common stock is set forth in the proxy statement for MainSource Financial’ s 2017 annual meeting of shareholders, as previously filed with the SEC on March 24, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.    Description

99.1        First Financial Bancorp. Press Release dated October 19, 2017 - Filed.
99.2        First Financial Bancorp. October 19, 2017 Earnings Call slides - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	October 19, 2017